Barclays Global Financial Services Conference 2018 Greg D. Carmichael Chairman, President & Chief Executive Officer September 12, 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval of the merger by MB Financial, Inc.’s stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes use non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP financial measures in a later slide in this presentation, which is also available in the investor relations section of our website, www.53.com. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 31 and 32 of our 2Q18 earnings release. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, Fifth Third Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes the Proxy Statement of MB Financial, Inc. and a Prospectus of Fifth Third Bancorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Fifth Third Bancorp and MB Financial, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fifth Third Bancorp at ir.53.com or from MB Financial, Inc. by accessing MB Financial, Inc.’s website at investor.mbfinancial.com.   Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Fifth Third Investor Relations at Fifth Third Investor Relations, MD 1090QC, 38 Fountain Square Plaza, Cincinnati, OH 45263, by calling (866) 670-0468, or by sending an e-mail to ir@53.com or to MB Financial, Attention: Corporate Secretary, at 6111 North River Road, Rosemont, Illinois 60018, by calling (847) 653-1992 or by sending an e-mail to dkoros@mbfinancial.com. Fifth Third Bancorp and MB Financial, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MB Financial, Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding Fifth Third Bancorp’s directors and executive officers is contained in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 6, 2018, which are filed with the SEC. Information regarding MB Financial, Inc.’s directors and executive officers is contained in its Proxy Statement on Schedule 14A filed with the SEC on April 3, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Well-positioned franchise and focused footprint



Regional footprint
Regional office
Corporate Banking

2Q18 Bancorp Overview[1]

- $141BN Total Assets (#13)[2]
- $93BN Total Loans
  - 61% Commercial
  - 39% Consumer
- $102BN Core Deposits
- $37BN AUM
- CET 1: 10.9%
- 116% Modified LCR
- ~54,000 fee-free ATMs

Kiplinger

- **Best Regional Bank[3]**
- **Best Bank for HNW Families (runner-up)[3]**

Global Finance

- **Best Private Bank in the Midwest 2018[5]**

JAVELIN Online Banking Award 2017

- **Customer Service[4]**
- **Money Movement[4]**

Greenwich Associates

- **2017 Best Brand in Commercial Banking, Middle Market[6]**

[1]2Q18 earnings release; [2]SNL Financial as of 2Q18 – U.S. based savings and commercial banks per regulatory filings; EOP loans including loans HFS; [3]2018 Kiplinger "Best Banks" Ranking; [4]2017 Javelin award winner, "Leader in Money Movement and Customer Service for online banking categories", [5]2018 Global Finance, US Regional Awards; [6]2017 Greenwich Associates National Best Brand Awards for Middle Market Banking (companies $10-500MM in revenues), consideration for use for a range of products among customers and prospects

3

© Fifth Third Bancorp | All Rights Reserved

Strategic priorities for the company 1 3 Implement remaining NorthStar initiatives and achieve standalone financial targets Continue to position company to pursue profitable organic growth opportunities 2 Successfully integrate MB Financial and realize expected financial benefits

Majority of NorthStar initiatives already completed

Select actions completed:	Proof points:
✓ Balance sheet optimization	• Peer-leading decline in criticized assets since 2015
✓ Commercial Client Experience Initiative (CCEI)	• ~30% decline in cycle time from credit application to funding
✓ Capital markets platform upgrades	• Record capital markets fees in 2Q18
✓ Credit card product and analytical enhancements	• 7% y-o-y balance growth
✓ Personal lending partnership and organic rollout	• 93% y-o-y balance growth in other consumer loans
✓ Corporate treasury management product enhancements	• Fee equivalent business service charges up 6% y-o-y
✓ Mortgage origination system upgrade & MSR acquisitions	• $14BN in MSR purchases since the beginning of 2017
✓ Enhanced data science and marketing analytics platform	• Consumer households up 4% y-o-y

Remaining areas of focus for 2018

- Continued expansion of middle market lending
- Additional enhancements to capital markets platform
- Wholesale payments initiatives

5
© Fifth Third Bancorp | All Rights Reserved

Balance sheet optimization has reshaped our risk and return profile 2016 - 2017 actions to strengthen balance sheet: Exited $5BN in higher risk and lower return commercial relationships De-emphasized indirect auto with lower risk-adjusted returns, resulting in $3BN balance decline Limited CRE exposures in late cycle Lowest CRE as a percentage of risk-based capital vs. peers Strong capital and liquidity profile CET1: 10.9% Modified LCR: 116% Commercial criticized asset ratio 2Q18 Change since 4Q15 Expect to outperform peers through-the-cycle 1Source: SNL and company filings as of 2Q18; FRY9C; 2Resi Mortgage refers to first lien residential mortgage losses CRE / Total Risk Based Capital1 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Change in CCAR stressed loss rates vs. peers Percentage point change in loss rates vs. 2015 under Fed DFAST ü C&I ü Resi Mortgage2 ü CRE ü Total 1.1% 2.2% 0.7% 0.2% -1.1% 0.9% 0.5% -0.4%

Expect to achieve standalone NorthStar targets

Expected progression of financial targets

	Standalone progression					
	4Q19 Original Targets	1H18 core[1]	2H18	4Q19 Enhanced Targets	MBFI Financial Impact	FY2020 Enhanced Targets w/ MBFI
ROTCE	12 - 14%	14.0%	~14.5%	16%+	~2%	18%+
ROA	1.1 - 1.3%	1.3%	~1.3%	*mid to upper-end of* 1.35 - 1.45%	~0.12%	1.55 - 1.65%
Efficiency *(excluding LIH expense)*	<57%	62%	~59%	<57%	~(4%)	Low 50s

- Raised original ROTCE target over 300 bps to reflect rate hikes and tax law changes
- Standalone franchise momentum:
  - Record commercial originations (2Q18)
  - Record corporate banking fees (2Q18)
  - Significant increase in consumer households driving strong deposit growth
  - Expense management to limit 2019 expense growth to 1% or less
- Expect to generate significant incremental capital
- Additional operating leverage with MB Financial

[1]Non-GAAP measures: see reconciliation on page 13 of this presentation and use of non-GAAP measures on pages 31 and 32 of the 2Q18 earnings release

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© Fifth Third Bancorp | All Rights Reserved

MB Financial acquisition: significant strategic value

Shareholder value creation with strong financial results

- ✓ Strong cultural alignment
- ✓ High-performing middle market franchise
- ✓ In-footprint, single market concentration in third largest MSA
- ✓ Enhanced offerings to MB clients in Retail and WAM
- ✓ Significant expense synergies from branch consolidation and overhead elimination in back-office functions
- ✓ Capital deployment for a high quality franchise at higher IRR than share repurchases; no interruption in existing capital plans

Complementary business and commercial client focus

By customer revenue segment


opportunity
Robust capital markets capabilities
Significant scale and range of products
Advanced treasury management services
MB Financial
Fifth Third
Asset based lending expertise
Specialized equipment leasing
opportunity
$100K-2MM
$2-5MM
$5-10MM
$10-20MM
$20-50MM
$50-100MM
$100-250MM
$250-500MM
$500-2BN
$2BN+

Combining forces to become a top tier middle market lender

Chicago middle market relationship share[1]


#6
9.0%
#4
11.0%
#2
20.0%
mb
mb+

Significantly enhances Chicago retail deposit market share[2]


#10
4.7%
#7
5.0%
#2
9.7%
mb
mb+

[1]Greenwich & Associates Research [2]Based on 2017 FDIC deposit data, excluding all deposit balances above $500mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks).

8

© Fifth Third Bancorp | All Rights Reserved

MB Financial integration and financial update

Integration update

- Regulatory application complete; waiting for approval
- MB shareholder vote scheduled for 9/18
  - ISS and Glass Lewis recommend FOR all proposals
- Chicago organizational structure announced; tapping combined strength of both management teams
- Highly successful talent and client retention to date; focused on maintaining positive momentum post-closing
- Detailed plans for seamless integration; planning day 1 system conversions for majority of applications
- Expect to close 1Q19

Financial update

- Expect pre-tax expense synergies of ~$255MM (50% year 1; 100% year 2)
- $60 - 75MM revenue synergies identified (pre-tax, net of expenses) by year 3
- Continue to expect revenue streams consistent with original deal model
- CCAR resubmission pending; expect to continue repurchase post 3Q18 earnings



Cash EPS accretion
~7%
~2%
Year 1
Year 2

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MB acquisition: an important step to position our retail banking franchise for future growth Improves percentage of deposits in markets with a top 3 share ~70% of deposits in markets with Top 3 market share % of bank’s deposits in a top 3 position in their markets + Source: 2017 FDIC deposit data, excluding all deposit balances above $500mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). A top 3 deposit market share is the primary indicator of outsized growth potential 30 - 50% increase in deposits per branch as a top 3 bank vs. being the top 4-6 Able to more efficiently leverage marketing spend Expect to achieve more favorable deposit pricing power with a larger market share

Pursuing organic growth opportunities

Organic growth initiatives to improve profitability:

- **Commercial**: Middle Market geographic expansion
- Sales force augmentation in **Wealth & Asset Management**, **Treasury Management**, and **Capital Markets**
- **Retail**: Branch network optimization

Retail network optimization: strategic rationale

- Reallocate resources to higher growth markets while maintaining top market share in the Midwest
- Continue market leading positive momentum in household growth by leveraging new analytical capabilities
- Support brick & mortar reallocation with smart financial solutions and an integrated digital customer experience to drive strong customer service and relationship growth

Key aspects of network optimization

- Execution over a 36 month period
- In existing footprint only; no geographic expansion
- Reposition 100 - 125 branches from the Midwest to the Southeast
- Branch square footage 40 – 50% smaller than legacy network with a significantly shorter payback period

More favorable retail network metrics in growth states

Fifth Third deposit growth rates[1]



3.2%
3.8%
2.8%
4.0%
4.9%
3.4%
6.3%
8.5%
5.6%
4.7%

	FITB consumer deposit growth rate	*Projected Population Growth[2]*	*Moody's Market Vitality[3]*
States with a net branch decrease	3.6%	1.4%	90%
States with a net branch increase	5.7%	6.0%	120%

[1]2012-2017 CAGR; Source: FDIC Branch deposit data, capped to approximate consumer deposits; [2]5-year state average census population growth projections; Projected population growth [3]Source: Moody's Market Vitality scores. State numbers are weighted average of CBSA number, weighted by Fifth Third 2017 FDIC branch deposits

11
© Fifth Third Bancorp | All Rights Reserved

Strategic priorities for the company 1 2 3 Implement remaining NorthStar initiatives and achieve standalone financial targets Successfully integrate MB Financial and realize expected financial benefits Continue to position company to pursue profitable organic growth opportunities Focused on top quartile through-the-cycle performance to create long term shareholder value

Regulation G reconciliation 1Assumes a 21% tax rate 91 90 Three Months Ended 1H18 June March 2018 2018 Net interest income (U.S. GAAP) $2,016 $1,020 $996 FTE Adjustment 7 4 3 Taxable equivalent net interest income $2,023 $1,024 $999 Taxable equivalent net interest income (annualized) $4,079.5303867403318 $4,107.2527472527472 $4,051.5 Adjusted taxable equivalent net interest income (g) $2,023 $1,024 $999 Adjusted taxable equivalent net interest income (annualized) $4,079.5303867403318 $4,107.2527472527472 $4,051.5 Noninterest income (U.S. GAAP) $1,652 $743 $909 Valuation of Visa total return swap 49 10 39 GreenSky IPO gain -16 -16 0 Securities (gains) losses, net 16 5 11 Branch network impairment charge 38 30 8 Vantiv/ Worldpay step-up gain -,414 0 -,414 Gain on sale of Vantiv/Worldpay shares -,205 -,205 0 Adjusted noninterest income (h) $1,120 $567 $553 Noninterest expense (U.S. GAAP) $2,083 $1,037 $1,046 Contribution for Fifth Third Foundation -10 -10 0 Compensation expense primarily related to staffing review -19 -19 0 Litigation reserve increase -8 0 -8 Adjusted noninterest expense $2,046 $1,008 $1,038 Impairment on affordable housing investments -95 -47 -48 Adjusted noninterest expense ex LIH expense (i) $1,951 $961 $990 Average assets (j) $,141,546.90055248619 $,141,529 $,141,565 Metrics: Adjusted return on tangible common equity (f) / (c) 0.13991215162404405 0.14444279630434839 0.13585668185781444 Adjusted return on assets (e) / (j) 1.3% 1.3% 1.2% Adjusted efficiency ratio ex LIH expense (i) / [(g) + (h)] 0.62074451161310851 0.60402262727844125 0.63788659793814428 91 90 365 365 0.24931506849315069 0.24657534246575341 2.0165745856353592 4.0109890109890109 4.0555555555555554 4.0331491712707184 Fifth Third Bancorp and Subsidiaries Core ROTCE 0.14000000000000001 Regulation G Non-GAAP Reconciliation Three Months Ended Core ROA 1.2999999999999999E-2 $ and shares in millions 1H18 June March Adjust Efficiency excluding LIH expense 0.62 (unaudited) 2018 2018 For Core ROTCE Adjusted Net Income Available to Common Net income attributable to Bancorp (U.S. GAAP) (a) $1,290 $586 $704 Average Goodwill/Intangibles (ex. MSR) Average Shareholder's Equity Net income available to common shareholders (U.S. GAAP) (b) $1,252 $563 $689 Average Preferred Equity For Core ROA Add: Intangible amortization, net of tax 2 1 1 Adjusted Net Income Attributable to Bancorp Tangible net income available to common shareholders $1,254 $564 $690 Average Assets Tangible net income available to common shareholders (annualized) $2,528.7845303867402 $2,262.197802197802 $2,798.333333333333 For Adjusted Efficiency (ex LIH) Adjusted efficiency ratio ex LIH expense (s) / [(m) + (p)] + One timers Total Bancorp shareholders' equity (U.S. GAAP) $16,232 $16,232 $16,184 Less: Preferred stock -1,331 -1,331 -1,331 Goodwill -2,462 -2,462 -2,462 Intangible assets -30 -30 -30 Tangible common equity, including unrealized gains / losses (c) $12,409 $12,409 $12,361 Non core adjustments (pre-tax items) Vantiv/ Worldpay step-up gain $-,414 $0 $-,414 Litigation reserve charges 8 0 8 Branch network assessment charge 38 30 8 Valuation of Visa total return swap 49 10 39 Gain from GreenSky IPO -16 -16 0 Securities (gains) losses, net 16 5 11 Contribution for Fifth Third Foundation 10 10 0 Gain on sale of Vantiv/Worldpay shares -,205 -,205 0 Compensation expense primarily related to staffing review 19 19 0 Non core adjustments - after-tax1 (d) $-,391.5 $-,116.13000000000001 $-,274.92 Adjusted net income attributable to Bancorp (a + d) $898.95 $469.87 $429.08 Adjusted net income attributable to Bancorp (annualized) (e) $1,812.7997237569061 $1,884.6434065934066 $1,740.1577777777777 Adjusted net income available to common shareholders (b + d) $860.95 $446.87 $414.08 Adjusted net income available to common shareholders (annualized) (f) $1,736.1698895027625 $1,792.3906593406593 $1,679.3244444444442 Average assets (g) $,141,546.90055248619 $,141,529 $,141,565 Adjusted return on assets (g) / (i) 1.3% 1.3% 1.2% Adjusted return on tangible common equity (h) / (c) 0.13991215162404405 0.14444279630434839 0.13585668185781444 Adjusted Net Income Available to Common/(avg shareholder equity - avg preferred equity- avg goodwill)* day weight Step Up, Pre-tax 414 After-tax @21% 327.06 Date of Close 43116 43190 QWA Impact on Average TCE #DIV/0! Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions 12439 12518 12518 (unaudited) 117527091000 117761257000 117761257000 CET 1 capital (transitional) $1,331 $,126,443 $0 Less: Adjustments to CET 1 capital from transitional to fully phased-in (1) 0 ,126,134 0 CET 1 capital (fully phased-in) (h) 27 743 $0 Risk-weighted assets (transitional) 1.4899000000000001E-2 9.0899999999999998E-4 Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2) ,117,761.257 577 $0 Risk-weighted assets (fully phased-in) (i) $0 $1,561 0 Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (h) / (i) 12522 564 0 (1) Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities) 0 (2) Primarily relates to higher risk-weighting for MSRs 0 Average interest-earning assets (j) 158 162 0 0 Net interest income (U.S. GAAP) $0 $0 0 Add: FTE Adjustment 0 0 0 Taxable equivalent net interest income (k) $0 $0 0 Taxable equivalent net interest income (annualized) (l) $0 $0 0 0 $0 $0 0 Leveraged lease remeasurement 0 0 $0 Adjusted taxable equivalent net interest income (m) $0 $0 Adjusted taxable equivalent net interest income (annualized) (n) $0 $0 $0 0 Noninterest income (U.S. GAAP) (o) $0 $0 0 Valuation of Visa total return swap 0 0 0 GreenSky IPO gain 0 0 0 Securities (gains) losses, net 0 0 0 Branch network impairment charge 0 0 0 Vantiv/ Worldpay step-up gain 0 0 $0 Gain on sale of Vantiv/Worldpay shares 0 0 Gain on Vantiv warrant actions 0 0 -48 Transfer of certain nonconforming investments under Volcker to held-for-sale 0 0 Vantiv warrant valuation 0 0 $-48 Gain on sale of certain branches 0 0 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 Vantiv TRA-related transactions 0 0 #REF! Adjusted noninterest income (p) $0 $0 0 Less: Mortgage banking net revenue 0 0 #REF! Adjusted noninterest income, excluding mortgage banking net revenue $0 $0 #REF! #REF! Noninterest expense (U.S. GAAP) (q) $0 $0 #DIV/0! Contribution for Fifth Third Foundation 0 0 #DIV/0! One-time employee bonus 0 0 Impairment related to affordable housing investments from TCJA 0 0 Compensation expense primarily related to staffing review 0 0 Litigation reserve increase 0 0 Retirement eligibility changes 0 0 Adjusted noninterest expense (r) $0 $0 Impairment on affordable housing investments, as reported -47 -48 Impairment related to affordable housing investments from TCJA Adjusted noninterest expense ex LIH expense (s) $-47 $-48 Metrics: Pre-provision net revenue (k + o - q) 0 0 Adjusted pre-provision net revenue (m + p - r) 0 0 Taxable equivalent net interest margin (l) / (j) 3.2099999999999997E-2 0 Adjusted taxable equivalent net interest margin (n) / (j) 3.2099999999999997E-2 0 Taxable equivalent efficiency ratio (q) / [(k) + (o)] #DIV/0! #DIV/0! Adjusted efficiency ratio (r) / [(m) + (p)] #DIV/0! #DIV/0! Adjusted efficiency ratio ex LIH expense (s) / [(m) + (p)] #DIV/0! #DIV/0!

Strong liquidity profile

Unsecured debt maturities

$ millions – excl. Retail Brokered & Institutional CDs



$2,350[1]
$3,100
$2,150
$3,150
$1,200
$4,012
2018
2019
2020
2021
2022
2023 on
Fifth Third Bancorp
Fifth Third Bank
First Charter Capital Trust

[1]$600MM of senior bank notes matured in 1Q18; $500MM of Holding Company debt matured in 2Q18; $1.25BN of senior bank notes were redeemed in 3Q18

Heavily core funded

As of 06/30/2018



Long-term debt 10%
Demand 23%
Equity 12%
Other liabilities 2%
Short term borrowings 2%
Non-core deposits 2%
Foreign Office <1%
Consumer time 3%
Savings/ MMDA 25%
Interest checking 21%

Holding company:

- Modified LCR of 116% as of 2Q18
- Holding Company cash as of June 30, 2018: $3.2B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
- The Holding Company issued $250MM of three-year senior notes in 2Q18
- $500MM Holding Company long-term debt matured in 2Q18

Bank entity:

- The Bank issued $1.55BN of senior bank notes in 3Q18. The issuance was across three tranches: $500MM three-year fixed, $300MM three-year floating, and $750MM seven-year fixed
- Available and contingent borrowing capacity (2Q18):
  - FHLB ~$9.8B available, ~11.1B total
  - Federal Reserve ~$32.6B

2018 funding plans

- In 2018, Fifth Third expects to issue sufficient long-term debt to maintain its current ratings under the Moody's LGF methodology

14
© Fifth Third Bancorp | All Rights Reserved

Balance sheet positioning – 2Q18

Investment portfolio

- 57% allocation to bullet/ locked-out cash flow securities
- Yield: 3.20%
- Effective duration of 5.2[5]
- Net unrealized pre-tax loss: $628MM
- 99% AFS



18%
36%
46%

Level 1	100% Fix | 0% Float
Level 2A	100% Fix | 0% Float
Non-HQLA/ Other	77% Fix | 23% Float

Commercial loans[1,2,3]

$13.1BN fix | $42.8BN float [1,2,3]

- 1ML based: 64%[6]
- 3ML based: 7%[6]
- Prime based: 4%[6]
- Weighted avg. life: 1.69 years



6%
8%
12%
74%

C&I	20% Fix | 80% Float
Coml. mortgage	23% Fix | 77% Float
Coml. construction	1% Fix | 99% Float
Coml. lease	100% Fix | 0% Float

Consumer loans[1]

$25.9BN fix | $10.2BN float [1]

- 1ML based: 2%[7]
- 12ML based: 2%[7]
- Prime based: 22%[7]
- Weighted avg. life: 3.41 years
  - Auto: 1.46 years



6%
6%
18%
45%
25%

Resi mtg.& construction	91% Fix | 9% Float
Auto	99% Fix | 1% Float
Home equity	8% Fix | 92% Float
Credit card	28% Fix | 72% Float
Other	56% Fix | 44% Float

Long-term debt[4]

$9.4BN fix | $4.9BN float [4]

- 1ML based: 0%[8]
- 3ML based: 30%[8]
- Weighted avg. life: 4.02 years



1%
6%
19%
74%

Senior debt	67% Fix | 33% Float
Sub debt	74% Fix | 26% Float
Auto securiz. proceeds	94% Fix | 6% Float
Other	66% Fix | 34% Float

Total interest earning assets ~$128BN; $70 fix | $58 float

Data as of 6/30/18; [1]Includes HFS Loans & Leases; [2]Fifth Third had $4.15BN 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed; [3]Fifth Third has $2BN 1ML forward starting received-fix swaps outstanding against C&I loans effective after 6/1/2019, which are excluded from this analysis; [4]Fifth Third had $3.21BN 3ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; [5]Effective duration of the taxable available for sale portfolio; [6]As a percent of total commercial; [7]As a percent of total consumer; [8]As a percent of total long-term debt

15
© Fifth Third Bancorp | All Rights Reserved

Interest rate risk management – 2Q18 Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes NII benefits from asset rate reset in rising rate environment: 58% of total loans are floating rate considering impacts of interest rate swaps (77% of total commercial and 28% of total consumer) Investment portfolio effective duration of 5.21 Short-term borrowings represent approximately 12% of total wholesale funding, or 2% of total funding Approximately $10 billion in non-core funding matures beyond one year Interest rate sensitivity tables are based on conservative deposit assumptions: 70% beta on all interest-bearing deposit and sweep balances (~50% betas experience in 2004 – 2006 Fed tightening cycle)2 No modeled re-pricing lag on deposits Modeled non-interest bearing commercial DDA runoff of approximately $1.0 billion (about 4%) for each 100 bps increase in rates over 2 years DDA runoff rolls into an interest-bearing product with a 100% beta 1 Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Note: data as of 6/30/18; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. ALCO policy limit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 1.24% 5.19% (4.00%) (6.00%) +100 Ramp over 12 months 0.74% 2.92% NA NA -100 Ramp over 12 months (3.75%) (9.11%) (8.00%) (12.00%) % Change in NII (FTE)